Exhibit 7.01


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of CORNERSTONE INTERNET SOLUTIONS CO. and that this Agreement be filed as an Exhibit to such statement on Schedule 13D.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 11th day of February, 2000.

                                                    SENECA VENTURES

                                                    /s/Barry Rubenstein
                                                    ----------------------------
                                                    Barry Rubenstein,
                                                    A General Partner


                                                    WOODLAND VENTURE FUND

                                                    /s/Barry Rubenstein
                                                    ----------------------------
                                                    Barry Rubenstein,
                                                    A General Partner


                                                    WOODLAND SERVICES CORP.

                                                    /s/Barry Rubenstein
                                                    ----------------------------
                                                    Barry Rubenstein,
                                                    President


                                                    WOODLAND PARTNERS

                                                    /s/Barry Rubenstein
                                                    ----------------------------
                                                    Barry Rubenstein,
                                                    A General Partner


                                                    WHEATLEY PARTNERS II, L.P.

                                                    /s/Irwin Lieber
                                                    ----------------------------
                                                    Irwin Lieber,
                                                    A General Partner

                                                    APPLEWOOD CAPITAL CORP.


                                                    /s/Irwin Lieber
                                                    ----------------------------
                                                    Irwin Lieber,
                                                    Secretary and Treasurer


                                                    /s/Barry Rubenstein
                                                    ----------------------------
                                                    Barry Rubenstein


                                                    /s/Barry Fingerhut
                                                    ----------------------------
                                                    Barry Fingerhut


                                                    /s/Irwin Lieber
                                                    ----------------------------
                                                    Irwin Lieber


                                                    /s/Jonathan Lieber
                                                    ----------------------------
                                                    Jonathan Lieber


                                                    /s/Seth Lieber
                                                    ----------------------------
                                                    Seth Lieber


                                                    /s/Marilyn Rubenstein
                                                    ----------------------------
                                                    Marilyn Rubenstein


                                                    THE MARILYN AND BARRY
                                                    RUBENSTEIN FAMILY
                                                     FOUNDATION

                                                    By: /s/  Barry Rubenstein
                                                    ----------------------------
                                                     Barry Rubenstein, a Trustee

                       21ST CENTURY COMMUNICATIONS PARTNERS, L.P.


                       By: Sandler Investment Partners, L.P., general partner
                       By: Sandler Capital Management, general partner
                       By: ARH Corp., a general partner


                                     By:/s/Edward Grinacoff
                                        ---------------------------------------
                                        Name:  Edward Grinacoff
                                        Title: Secretary and Treasurer



                       21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.

                       By:  Sandler Investment Partners, L.P., general partner
                       By:  Sandler Capital Management, general partner
                       By:  ARH Corp., a general partner


                                     By:/s/Edward Grinacoff
                                        ---------------------------------------
                                        Name:  Edward Grinacoff
                                        Title: Secretary and Treasurer



                       21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

                       By: Sandler Investment Partners, L.P., general partner
                       By: Sandler Capital Management, general partner
                       By: ARH Corp., a general partner


                                     By:/s/Edward Grinacoff
                                        ---------------------------------------
                                        Name:  Edward Grinacoff
                                        Title: Secretary and Treasurer

                                                /s/Michael J. Marocco
                                                --------------------------------
                                                Michael J. Marocco



                                                /s/John Kornreich
                                                --------------------------------
                                                John Kornreich



                                                /s/Harvey Sandler
                                                --------------------------------
                                                Harvey Sandler



                                                /s/Andrew Sandler
                                                --------------------------------
                                                Andrew Sandler



                                                /s/Douglas Schimmel
                                                --------------------------------
                                                Douglas Schimmel



                                                /s/Hannah Stone
                                                --------------------------------
                                                Hannah Stone



                                                /s/David Lee
                                                --------------------------------
                                                David Lee



                                                /s/ Edward Grinacoff
                                                --------------------------------
                                                Edward Grinacoff




ATTENTION: INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL VIOLATIONS (SEE 18 U.S.C. 1001).